UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

January 4, 2008 (December 31, 2007)
Date of Report (Date of earliest event reported)

CARE INVESTMENT TRUST INC.

(Exact name of registrant as specified in its charter)

Maryland

(State or other jurisdiction of incorporation)

001-33549 (Commission File Number)	38-3754322 (I.R.S. Employer Identification No.)

505 Fifth Avenue, 6th Floor, New York, New York (Address of principal executive offices)	10017 (zip code)

Registrant’s telephone number, including area code: (212) 771-0505

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01	Entry into a Material Definitive Agreement.

On December 31, 2007, the Company and a newly formed indirect subsidiary operating partnership (“Buyer”) entered into a Contribution and Purchase Agreement with Cambridge Holdings Incorporated and certain of its affiliates (collectively, “Cambridge”) to purchase interests in limited liability entities owning nine medical office facilities located in Texas and Louisiana with a total agreed value of $263.0 million. The aggregate purchase price paid by Buyer for its interests in these facilities was $72.4 million. Cambridge will continue to act as general partner of each property-owning entity and manage and lease the medical office facilities.

The purchase price consisted of 700,000 operating partnership units of Buyer (the “OP Units”) with an aggregate agreed value of $10.5 million and the remainder in cash. Cambridge has the right to cause the Buyer to redeem all or any portion of the OP Units at any time following the liquidation and winding up of the Buyer or the expiration of the minimum yield support (described below), provided the Buyer’s general partner may at its option redeem the OP Units for shares of the Company’s common stock (based on a one OP Unit for one share redemption ratio), cash, or a combination thereof. Cambridge has been provided incidental registration rights for any shares of the Company’s common stock it receives upon redemption of the OP Units. The OP Units were sold in a transaction not involving a public offering to Cambridge in reliance on a claim of exemption from securities registration under Section 4(2) of the Securities Act of 1933. The OP Units are subject to various transfer and other restrictions and may not be offered or sold absent registration or an applicable exemption from registration requirements.

The cash portion of the purchase price was funded through cash on hand and the Company’s warehouse facility with Column Financial, Inc. Cambridge has agreed to support, through its retained interest in cash distributions from the property-owning entities and the escrow of the OP Units, a minimum guaranteed yield to the Company of 8.0% of the aggregate purchase price, escalating 2.0% each year (for example, rising to 8.16% in the second year, 8.32% in the third year, and so on). This yield support will be provided until the earlier of the seventh anniversary of the acquisition or the time at which the property-owning entities in the aggregate have performed to produce the minimum guaranteed yield without support from the escrow in four of six quarters and, during such six quarters, the average of Buyer’s interest in cash distributions without support from all of the property-owning entities in the aggregate exceeds the average minimum yield from all of the property-owning entities. After termination of this minimum yield support, Buyer’s interest will no longer be entitled to support from the OP Units or Cambridge’s retained interest in cash distributions and the escrow will terminate.

As part of this transaction, Cambridge has granted Buyer an option to purchase interests in up to an additional six healthcare facilities under development or to be developed by Cambridge in California, New York, Texas, Arkansas and Missouri upon satisfaction of various conditions. There can be no assurance that this option will be exercised as to any of these facilities. Buyer has granted Cambridge an option to put, subject to lender consent, Cambridge’s limited and general partnership and membership interests in each of the entities in which Buyer has invested to Buyer in the event of a change in control of or other corporate changes affecting the Company, Buyer or Buyer’s general partner, for the fair market value of such interests as determined by agreement of the parties or, if the parties cannot agree, by independent appraisers.

The description of the Contribution and Purchase Agreement above is qualified in its entirety by the terms of the Contribution and Purchase Agreement attached hereto as Exhibit 10.1.

Item 2.01	Completion of Acquisition or Disposition of Assets

On December 31, 2007, the Company and Buyer completed the acquisition from Cambridge of interests in limited liability entities owning nine medical office facilities located in Texas and Louisiana with a total agreed value of $263.0 million. The disclosure set forth in Item 1.01 of this Report is hereby incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On December 31, 2007, the Company borrowed $25 million under its warehouse facility with Column Financial, Inc. to finance a portion of the purchase price payable to Cambridge for the interests discussed above under Item 1.01 as well as to finance other investments. The terms of the facility were previously disclosed by the Company in its Current Report on Form 8-K filed on October 2, 2007 which announced the Company’s entry into the facility. The Company hereby incorporates herein the disclosure under Item 2.03 of its Current Report on Form 8-K filed on October 2, 2007.

Item 3.02	Unregistered Sales of Equity Securities.

In connection with the acquisition referred to above, the Buyer issued OP Units to Cambridge as partial consideration for the acquired interests. The disclosure set forth in Item 1.01 of this Report is hereby incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On January 2, 2008, the Company issued a press release announcing its acquisition of interests in limited liability entities owning nine medical office facilities located in Texas and Louisiana with a total agreed value of $263.0 million. The press release, which is attached as Exhibit 99.1, is hereby incorporated herein by reference.

The information in the press release and this Item 7.01 is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. Such information may be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 only if and to the extent such subsequent filing specifically references the information incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired
•	Cambridge-Plano Partners MOB IV, L.P. – Statements of Revenues and Certain Expenses for the Nine Months Ended September 30, 2007 (Unaudited) and Year Ended December 31, 2006 (Audited)
•	Cambridge Walnut Hill, L.P. – Statements of Revenues and Certain Expenses for the Nine Months Ended September 30, 2007 (Unaudited) and Year Ended December 31, 2006 (Audited)
•

Cambridge Westgate Medical Center, L.P., Cambridge Nassau Bay LP, Cambridge Allen Partners, L.P., Cambridge Howell Medical Plaza, LLC, Cambridge Gorbutt MOB, L.P., Cambridge-Southlake Partners, L.P. – Combined Statements of Revenues and Certain Expenses for the Nine Months Ended September 30, 2007 (Unaudited) and Year Ended December 31, 2006 (Audited)

(b)	Pro Forma Financial Information

The Company will amend this Report to provide the required pro forma financial information as soon as such financial information is completed, but no later than 71 days after the deadline for filing this Report.

(d)	Exhibits

The following exhibits are filed or furnished as part of this Report to the extent described in Item 1.01, Item 2.01, Item 2.03, Item 3.02 and Item 7.01.

Exhibit No.	Description of Document
10.1	Contribution and Purchase Agreement, dated as of December 31, 2007
23.1	Auditor's Consent
99.1	Press Release of Care Investment Trust Inc., dated January 2, 2008
99.2	Financial Statements of Businesses Acquired

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 2, 2008	CARE INVESTMENT TRUST
	By:	/s/ Robert O’Neill
Name: Robert O’Neill
Title: Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit Number	Description
10.1	Contribution and Purchase Agreement, dated as of December 31, 2007
23.1	Auditor's Consent
99.1	Press Release of Care Investment Trust Inc., dated January 2, 2008
99.2	Financial Statements of Businesses Acquired